UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2007
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota		55432

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (763) 514-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 15, 2007, Medtronic, Inc. issued the press release furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. Exhibit 99.1 Press release dated October 15, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: October 15, 2007	By	/s/ Terrance L. Carlson
Terrance L. Carlson Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated October 15, 2007